Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002*

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, each of the undersigned officers of BWAY Holding Company and BWAY Corporation (the “Companies”) does hereby certify, to such officer’s knowledge, that:

This annual report on Form 10-K for the year ended September 27, 2009 of the Companies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: December 11, 2009

/s/ Kenneth M. Roessler

President and Chief Executive Officer (Principal Executive Officer)

Date: December 11, 2009

/s/ Michael B. Clauer
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

* A signed original of this written statement required by Section 906 has been provided to the Companies and will be retained by the Companies and furnished to the Securities and Exchange Commission or its staff upon request.